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EXHIBIT 10.19

SECOND AMENDMENT TO CREDIT AGREEMENT

        This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), is dated as of October 20, 2004, among Merisant Company, a Delaware corporation (the "Borrower"), Merisant Worldwide, Inc., a Delaware corporation, formerly known as Tabletop Holdings, Inc. ("Holdings"), each of the Requisite Lenders listed on the signature page hereto and Credit Suisse First Boston, as agent for the Lenders and Issuers (in such capacity, the "Administrative Agent").

RECITALS

        A.    The Borrower, Holdings, the Lenders, the Issuers, the Administrative Agent, Credit Suisse First Boston, as sole arranger and book manager, Wachovia Bank National Association, as syndication agent, and Bank One, NA and Fortis Capital Corp., as co-documentation agent are parties to that certain Credit Agreement, dated as of July 11, 2003, as amended by that certain First Amendment to Credit Agreement, dated as of July 2, 2004 (as heretofore further amended or otherwise modified, the "Credit Agreement").

        B.    The Borrower and Holdings have requested that the Borrower be permitted to pay dividends to Holdings to pay certain expenses incurred in connection with the proposed issuance by Holdings of income deposit securities and that the calculation of Consolidated EBITDA be adjusted with respect to certain of such expenses paid in cash, in each case as detailed below.

        C.    The Borrower, Holdings, the Requisite Lenders and the Administrative Agent have agreed to enter into this Amendment in accordance with Section 9.1(a) of the Credit Agreement to amend and modify the Credit Agreement, among other things, to reflect the changes described above.

        NOW, THEREFORE, in consideration of the premises and the respective representations, warranties, covenants and agreements set forth in this Amendment, and intending to be legally bound, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

        1.1.    DEFINED TERMS.

        (a)   Capitalized terms that are defined in this Amendment shall have the meanings ascribed in this Amendment to such terms. All other capitalized terms shall have the meanings ascribed to such terms in the Credit Agreement as amended by this Amendment. Unless the context of this Amendment clearly requires otherwise, references to the plural include the singular; references to the singular include the plural; the words "include," "includes," and "including" will be deemed to be followed by "without limitation"; and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or". The principles of interpretation set forth in Section 1.4 of the Credit Agreement shall apply to the provisions of this Amendment.

        (b)   Each reference to "hereof', "hereunder", "herein" and "hereby" and each other similar reference contained in the Credit Agreement, each reference to "this Agreement", "the Credit Agreement" and each other similar reference contained in the Credit Agreement and each reference contained in this Amendment to the "Credit Agreement" shall on and after the Amendment Effective Date refer to the Credit Agreement as amended by this Amendment. Any notices, requests, certificates and other instruments executed and delivered on or after the Amendment Effective Date may refer to the Credit Agreement without making specific reference to this Amendment but nevertheless all such references shall mean the Credit Agreement as amended by this Amendment unless the context otherwise requires. This Amendment constitutes a "Loan Document" as defined in the Credit Agreement.

ARTICLE 2
AMENDMENTS AND LIMITED WAIVER

        2.1.(a)    AMENDMENT TO THE DEFINITION OF CONSOLIDATED EBITDA. The definition of "Consolidated EBITDA" in Section 1.1 of the Credit Agreement is hereby amended as reflected in the black-lined material below:

        "CONSOLIDATED EBITDA" means, for any period, Consolidated Net Income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) Consolidated Interest Expense, (c) depreciation and amortization expense, (d) amortization of intangibles (including goodwill) and organization costs, (e) any extraordinary, unusual or non-recurring non-cash expenses or losses (including non-cash losses on sales of assets outside of the ordinary course of business), (f) non-cash contributions and other non-cash compensation expense, (g) non-cash losses attributable to equity in non-consolidated Subsidiaries, (h) transaction costs associated with the Recapitalization which are expensed and not amortized, (i) any non-cash foreign currency translation adjustments, (j) any extraordinary or non-recurring cash losses or expenses arising from restructuring not to exceed ~~$8,600,000~~ in the aggregate since October 1, 2002 (x) if such period ends prior to January 1, 2004, $8,600,000 or (y) if such period ends on or after January 1, 2004, $10,600,000, (k) any cash IDS Transaction Expenses not to exceed in the aggregate since January 1, 2004 (x) if such period ends prior to November 1, 2004, $500,000 or (y) if such period ends on or after November 1, 2004, $4,500,000, and (l) any other non-cash charges, including (in case of clauses (e), (f), (g), (i) or (l)) charges representing either (x) accruals of or reserves for cash expenditures in a future period or (y) amortization of prepaid items paid in cash in a prior period, minus, to the extent included in the statement of such Consolidated Net Income for such period, the sum of (a) interest income, (b) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business), (c) non-cash gains related to employee compensation, (d) any other non-cash income, all as determined on a consolidated basis, and (e) cash expenditures for (x) previously accrued or reserved charges or (y) prepaid items to be amortized in future periods. For the purposes of calculating Consolidated EBITDA for any period of four consecutive Fiscal Quarters (each, a "Reference Period") pursuant to any determination of the Consolidated Leverage Ratio, (i) if at any time during such Reference Period the Borrower or any Subsidiary shall have made any Material Disposition, the Consolidated EBITDA for such Reference Period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the property that is the subject of such Material Disposition for such Reference Period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such Reference Period and (ii) if during such Reference Period the Borrower or any Subsidiary shall have made a Material Acquisition, Consolidated EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto as if such Material Acquisition occurred on the first day of such Reference Period. As used in this definition, "Material Acquisition" means any acquisition of property or series of related acquisitions of property (including by way of a merger or consolidation) that (a) constitutes assets comprising all or substantially all of an operating unit of a business or constitutes all or substantially all of the common stock of a Person and (b) involves the payment of consideration by the Borrower and its Subsidiaries in excess of $10,000,000; and "Material Disposition" means any Disposition of property or series of related Dispositions of property that yields gross proceeds to the Borrower or any of its Subsidiaries in excess of $10,000,000.

        (b)   ADDITION OF DEFINITION OF "IDS TRANSACTION EXPENSES". Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in the proper alphabetical order:

          "IDS TRANSACTION EXPENSES" means any transaction expenses (excluding interest expense) incurred by Holdings in connection with the proposed "Transactions" (as defined in Amendment No. 3 to the Registration Statement on Form S-1 of Holdings (File No. 333-115021)), whether or not the Transactions are consummated, determined in accordance with GAAP.

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        (c)   AMENDMENT TO SWISSCO INTERCOMPANY NOTE REPRESENTATION AND WARRANTY. Clause (ii) of Section 4.22(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

  (ii)    at all times from and after the date 360 days after the Closing Date will have been duly perfected under the Requirements of Law of each Foreign Trademarks Specified Jurisdiction applicable to each such Foreign Trademark under the Requirements of Law of which jurisdiction the Lien on such Foreign Trademark granted by SwissCo 2 to the Borrower under the SwissCo 2 Note Original Security Agreement was perfected immediately prior to the Closing Date,

        (d)   AMENDMENT TO THE RESTRICTED PAYMENTS NEGATIVE COVENANT. Section 6.6(iii) of the Credit Agreement is hereby amended to read in its entirety as follows:

          (iii)    the Borrower may pay dividends to Holdings to permit Holdings to (x) pay corporate overhead expenses incurred in the ordinary course of business not to exceed $500,000 in any Fiscal Year, (y) pay any taxes that are due and payable by Holdings and the Borrower as part of a consolidated, combined or unitary group and (z) pay any IDS Transaction Expenses not to exceed in the aggregate $4,500,000, provided that prior to November 1, 2004 the Borrower may pay dividends to Holdings pursuant to this clause (z) only in an aggregate amount not to exceed $500,000;

        (e)   AMENDMENT TO SECTION 6.16 OF THE CREDIT AGREEMENT. Section 6.16 of the Credit Agreement is hereby amended so that each reference therein to "Foreign Trademarks Applicable Jurisdictions" is hereby amended to "Foreign Trademarks Specified Jurisdictions".

        (f)    LIMITED WAIVER. The Requisite Lenders hereby waive any Default or Event of Default caused solely and directly by the representations of Holdings and the Borrower made or deemed made pursuant to clause (ii) of Section 4.22(b) of the Credit Agreement, as in effect immediately prior to the Amendment Effective Date, with respect to the perfection of any Lien on any Foreign Trademark granted by SwissCo 2 to the Borrower under the SwissCo 2 Note Security Agreement under the Requirements of Law of any Foreign Trademarks Specified Jurisdiction applicable to such Foreign Trademark under the Requirements of Law of which jurisdiction the Lien on such Foreign Trademark granted by SwissCo 2 to the Borrower under the SwissCo 2 Note Original Security Agreement was not perfected immediately prior to the Closing Date.

        2.2.    EFFECTIVENESS. This Amendment shall become effective as of the first date (the "Amendment Effective Date") on which each of the following conditions is satisfied:

        (a)   there shall have been delivered to the Administrative Agent in accordance with Section 4.5 counterparts of this Amendment executed by each of the Administrative Agent, the Requisite Lenders, the Borrower and Holdings;

        (b)   the Administrative Agent shall have received all accrued and unpaid costs and expenses (including legal fees and expenses) required to be paid pursuant hereto or the Credit Agreement on or prior to the Amendment Effective Date; and

        (c)   each Qualifying Lender (as defined below) shall have received the portion of the amendment fee required to be paid thereto pursuant to Section 4.8 hereof on or prior to the Amendment Effective Date.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

        3.1.    REPRESENTATIONS AND WARRANTIES. To induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrower and Holdings, jointly and severally, represents and warrants to the Administrative Agent, each Issuer and each Lender that:

        (a)   The representations and warranties of each of the Borrower and Holdings in Article IV of the Credit Agreement are on the date of execution and delivery of this Amendment, and will be on the Amendment Effective Date, true, correct and complete in all material respects with the same effect as though made on and as of such respective date (or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date).

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        (b)   Each of the Borrower and Holdings is in compliance in all material respects with all the terms and provisions set forth in the Credit Agreement and in each other Loan Document on its part to be observed or performed; and no Default or Event of Default has occurred and is continuing.

        (c)   The execution, delivery and performance by the Borrower and Holdings of this Amendment:

            (i)  are within such Person's corporate powers;

           (ii)  have been duly authorized by all necessary corporate or other entity action, including the consent of the holders of its equity interests where required;

          (iii)  do not and will not (A) contravene the certificate of incorporation or by-laws of such Person, (B) violate any other applicable requirement of law applicable to such Person or any order or decree of any governmental authority or arbitrator applicable to such Person, (C) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any contractual obligation of such Person or any of its Subsidiaries, or (D) result in the creation or imposition of any Lien upon any of the property of such Person or any of its Subsidiaries other than those Liens permitted by the Loan Documents; and

          (iv)  do not and will not require the consent of, authorization by, approval of, notice to, or filing or registration with, any governmental authority or any other person, other than those which prior to the Amendment Effective Date will have been obtained or made and copies of which prior to the Amendment Effective Date will have been delivered to the Administrative Agent and each of which on the Amendment Effective Date will be in full force and effect.

        (d)   This Amendment has been duly executed and delivered by the Borrower and Holdings. Each of this Amendment and the Credit Agreement constitutes the legal, valid and binding obligation of the Borrower and Holdings, enforceable against such Person in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

        (e)   The representations and warranties of the Borrower and Holdings in clauses (b) through (d) of this Section 3.1 will be on the Amendment Effective Date true, correct and complete with the same effect as though made on and as of the Amendment Effective Date.

        3.2.    SURVIVAL. The representations and warranties in Section 3.1 shall survive the execution and delivery of this Amendment and the Amendment Effective Date.

ARTICLE 4
MISCELLANEOUS

        4.1.    NO OTHER AMENDMENTS; RESERVATION OF RIGHTS; NO WAIVER. Other than as otherwise expressly provided herein, this Amendment shall not be deemed to operate as an amendment or waiver of, or to prejudice, any right, power, privilege or remedy of any Secured Party under the Credit Agreement or any other Loan Document, nor shall the entering into of this Amendment preclude any Secured Party from refusing to enter into any further amendments with respect to the Credit Agreement or any other Loan Document. This Amendment shall not constitute a waiver of compliance (i) with any covenant or other provision in the Credit Agreement or any other Loan Document or (ii) of the occurrence or continuance of any present or future Default or Event of Default.

        4.2.    RATIFICATION AND CONFIRMATION. Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain unchanged and in full force and effect without interruption or impairment of any kind.

        4.3.    GOVERNING LAW. This Amendment will be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law principles.

        4.4.    HEADINGS. The article and section headings contained in this Amendment are inserted for convenience only and will not affect in any way the meaning or interpretation of this Amendment.

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        4.5.    COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. This Amendment may be delivered by exchange of copies of the signature page by facsimile transmission.

        4.6.    SEVERABILITY. The provisions of this Amendment will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Amendment, as applied to any party or to any circumstance, is judicially determined not to be enforceable in accordance with its terms, the parties agree that the court judicially making such determination may modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its modified form, such provision will then be enforceable and will be enforced.

        4.7.    AMENDMENT. This Amendment may not be amended or modified except in the manner specified for an amendment of or modification to the Credit Agreement in Section 9.1 of the Credit Agreement.

        4.8.    COSTS; EXPENSES. Regardless of whether the transactions contemplated by this Amendment are consummated, the Borrower and Holdings, jointly and severally, agree to pay to: (i) the Administrative Agent on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent incurred in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of legal counsel to the Administrative Agent; and (ii) each Lender that shall have executed and delivered a counterpart hereof (including by way of facsimile transmission) to the Administrative Agent on or prior to 5:00 p.m., New York City time, on October 20, 2004 (or, if the Requisite Lenders have not executed and delivered counterparts of this Amendment on or prior to such date and time, on the Amendment Effective Date) (each, a "Qualifying Lender"), an amendment fee equal to the product of (x) 5 basis points (0.05%) multiplied by (y) the Dollar Equivalent of the sum of the principal amount of all Term Loans of such Qualifying Lender then outstanding on such date and the Revolving Credit Commitment of such Qualifying Lender on such date, 50% of which fee shall be earned, due and payable on the Amendment Effective Date and the remaining 50% of which fee shall be earned, due and payable on (but only if any of the Obligations (other than indemnity or reimbursement obligations not then payable) or the Commitments remain outstanding on) November 1, 2004.

        4.9.    ASSIGNMENT; BINDING EFFECT. No party may assign either this Amendment or any of its rights, interests or obligations hereunder except in the manner specified for an assignment in respect of the Credit Agreement in Section 9.2 of the Credit Agreement. All of the terms, agreements, covenants, representations, warranties and conditions of this Amendment are binding upon, and inure to the benefit of and are enforceable by, the parties and their respective successors and permitted assigns.

        4.10.    ENTIRE AGREEMENT. The Credit Agreement as amended by this Amendment, together with the Exhibits and Schedules thereto that are delivered pursuant thereto, constitutes the entire agreement and understanding of the parties in respect of the subject matter of the Credit Agreement as amended by this Amendment and supersedes all prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter of the Credit Agreement as amended by this Amendment.

[SIGNATURE PAGE FOLLOWS]

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        IN WITNESS WHEREOF, the parties have executed this Amendment, or caused this Amendment to be executed by their authorized representatives, as of the date stated in the introductory paragraph of this Amendment.

MERISANT COMPANY MERISANT WORLDWIDE, INC., f/k/a Tabletop Holdings, Inc.
By:	/s/ DONALD J. HOTZ
	Name:	Donald J. Hotz
	Title:	CFO
CREDIT SUISSE FIRST BOSTON, as Administrative Agent and as a Lender
By:	/s/ S. WILLIAM FOX
	Name:	S. William Fox
	Title:	Director
By:	/s/ DAVID J. DODD
	Name:	David J. Dodd
	Title:	Associate
LANDMARK CDO LIMITED ALADDIN CAPITAL MANAGEMENT LLC
By:	/s/ WILLIAM S. LUTKINS
	Name:	William S. Lutkins
	Title:	Authorized Signatory
LANDMARK II CDO LIMITED ALADDIN CAPITAL MANAGEMENT LLC
By:	/s/ WILLIAM S. LUTKINS
	Name:	William S. Lutkins
	Title:	Authorized Signatory
LANDMARK III CDO LIMITED ALADDIN CAPITAL MANAGEMENT LLC
By:	/s/ WILLIAM S. LUTKINS
	Name:	William S. Lutkins
	Title:	Authorized Signatory
ALLSTATE LIFE INSURANCE COMPANY
By:	/s/ CHRIS GOERGEN
	Name:	Chris Goergen
	Title:	Authorized Signatory
By:	/s/ JERRY D. ZINKULA
	Name:	Jerry D. Zinkula
	Title:	Authorized Signatory
AIMCO CDO SERIES 2000-A
By:	/s/ CHRIS GOERGEN
	Name:	Chris Goergen
	Title:	Authorized Signatory
By:	/s/ JERRY D. ZINKULA
	Name:	Jerry D. Zinkula
	Title:	Authorized Signatory

AIMCO CLO SERIES 2001-A
By:	/s/ CHRIS GOERGEN
	Name:	Chris Goergen
	Title:	Authorized Signatory
By:	/s/ JERRY D. ZINKULA
	Name:	Jerry D. Zinkula
	Title:	Authorized Signatory
BANK OF MONTREAL
By:	HIM Monegy, Inc. as agent
By:	/s/ S. VALIA
	Name:	S. Valia
	Title:	MD
BANK ONE N.A.
By:	/s/ MICHAEL B. KELLY
	Name:	Michael B. Kelly
	Title:	Underwriter
HANOVER SQUARE CLO LTD.
By:	Blackstone Debt Advisors L.P. As Collateral Manager
By:	/s/ DEAN T. CRIARES
	Name:	Dean T. Criares
	Title:	Managing Director
SEMINOLE FUNDING LLC
By:	/s/ DIANA M. HIMES
	Name:	Diana M. Himes
	Title:	Assistant Vice President
ELT LTD.
By:	/s/ DIANA M. HIMES
	Name:	Diana M. Himes
	Title:	Authorized Agent
JUPITER LOAN FUNDING LLC
By:	/s/ DIANA M. HIMES
	Name:	Diana M. Himes
	Title:	Assistant Vice President
WINGED FOOT FUNDING TRUST
By:	/s/ DIANA M. HIMES
	Name:	Diana M. Himes
	Title:	Authorized Agent
RIVIERA FUNDING LLC
By:	/s/ DIANA M. HIMES
	Name:	Diana M. Himes
	Title:	Assistant Vice President

INDOSUEZ CAPITAL FUNDING VI, LIMITED
By:	Lyon Capital Management LLC, As Collateral Manager
By:	/s/ CHARLES KOBAYASHI
	Name:	Charles Kobayashi
	Title:	Portfolio Manager
OLYMPIC CLO I
By:	/s/ JOHN M. CASPARIAN
	Name:	John M. Casparian
	Title:	Chief Operating Officer Centre Pacific, Manager
HEWETT'S ISLAND CDO, LTD.
By:	CypressTree Investment Management Company, Inc. as Portfolio Manager
By:	/s/ JEFFREY MEGAR
	Name:	Jeffrey Megar
	Title:	Managing Director

CLOSE INTERNATIONAL CUSTODY SERVICES LIMITED as Custodian of CYPRESSTREE INTERNATIONAL LOAN HOLDING COMPANY LIMITED
By:	/s/ JEFFREY MEGAR
	Name:	Jeffrey Megar
	Title:	Managing Director
By:	/s/ PRESTON I. CARNES, JR.
	Name:	Preston I. Carnes, Jr.
	Title:	Managing Director
ACCESS INSTITUTIONAL LOAN FUND
By:	Deerfield Capital Management LLC as its Portfolio Manager
By:	/s/ DAN HATTORI
	Name:	Dan Hattori
	Title:	Senior Vice President
FOREST CREEK CLO, Ltd.
By:	Deerfield Capital Management LLC as its Collateral Manager
By:	/s/ DAN HATTORI
	Name:	Dan Hattori
	Title:	Senior Vice President
LONG GROVE CLO, LIMITED
By:	Deerfield Capital Management LLC as its Collateral Manager
By:	/s/ DAN HATTORI
	Name:	Dan Hattori
	Title:	Senior Vice President
MUIRFIELD TRADING LLC
By:	/s/ DIANA M. HIMES
	Name:	Diana M. Himes
	Title:	Assistant Vice President

ROSEMONT CLO, Ltd.
By:	Deerfield Capital Management LLC as its Collateral Manager
By:	/s/ DAN HATTORI
	Name:	Dan Hattori
	Title:	Senior Vice President
SEQUILS-Cumberland I, Ltd.
By:	Deerfield Capital Management LLC as its Collateral Manager
By:	/s/ DAN HATTORI
	Name:	Dan Hattori
	Title:	Senior Vice President
BIG SKY SENIOR LOAN FUND, LTD.
By:	Eaton Vance Management as Investment Advisor
By:	/s/ SCOTT H. PAGE
	Name:	Scott H. Page
	Title:	Vice President
COSTANTINUS EATON VANCE CDO V, LTD.
By:	Eaton Vance Management as Investment Advisor
By:	/s/ SCOTT H. PAGE
	Name:	Scott H. Page
	Title:	Vice President
EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By:	Eaton Vance Management as Investment Advisor
By:	/s/ SCOTT H. PAGE
	Name:	Scott H. Page
	Title:	Vice President
EATON VANCE CDO III, LTD.
By:	Eaton Vance Management as Investment Advisor
By:	/s/ SCOTT H. PAGE
	Name:	Scott H. Page
	Title:	Vice President

EATON VANCE CDO VI LTD.
By:	Eaton Vance Management as Investment Advisor
By:	/s/ SCOTT H. PAGE
	Name:	Scott H. Page
	Title:	Vice President
EATON VANCE LIMITED DURATION INCOME FUND
By:	Eaton Vance Management as Investment Advisor
By:	/s/ SCOTT H. PAGE
	Name:	Scott H. Page
	Title:	Vice President
EATON VANCE SENIOR FLOATING-RATE TRUST
By:	Eaton Vance Management as Investment Advisor
By:	/s/ SCOTT H. PAGE
	Name:	Scott H. Page
	Title:	Vice President
EATON VANCE SENIOR INCOME TRUST
By:	Eaton Vance Management as Investment Advisor
By:	/s/ SCOTT H. PAGE
	Name:	Scott H. Page
	Title:	Vice President
EATON VANCE VI FLOATING-RATE INCOME FUND
By:	Eaton Vance Management as Investment Advisor
By:	/s/ SCOTT H. PAGE
	Name:	Scott H. Page
	Title:	Vice President
GRAYSON & CO
By:	Boston Management and Research as Investment Advisor
By:	/s/ SCOTT H. PAGE
	Name:	Scott H. Page
	Title:	Vice President

SENIOR DEBT PORTFOLIO
By:	Boston Management and Research as Investment Advisor
By:	/s/ SCOTT H. PAGE
	Name:	Scott H. Page
	Title:	Vice President
TOLLI & CO.
By:	Eaton Vance Management as Investment Advisor
By:	/s/ SCOTT H. PAGE
	Name:	Scott H. Page
	Title:	Vice President
FRANKLIN CLO II, LIMITED
By:	/s/ ROMEO J. CRUZ
	Name:	Romeo J. Cruz
	Title:	Authorized Signatory
FRANKLIN CLO III, LIMITED
By:	/s/ ROMEO J. CRUZ
	Name:	Romeo J. Cruz
	Title:	Authorized Signatory
FRANKLIN FLOATING RATE TRUST
By:	/s/ MADELINE LAM
	Name:	Madeline Lam
	Title:	Vice President
GSC EUROPEAN CDO I S.A.
By:	/s/ [ILLEGIBLE]
	Name:	[Illegible]
Title:
GENERAL ELECTRIC CAPITAL CORPORATION
By:	/s/ BRIAN P. SCHWINN
	Name:	Brian P. Schwinn
	Title:	Duly Authorized Signatory

HSH NORDBANK AG
By:	/s/ THOMAS A. D'AVANZO
	Name:	Thomas A. D'Avanzo
	Title:	Head of Portfolio Management and Investments
By:	/s/ AMY CHEN LU
	Name:	Amy Chen Lu
	Title:	Assistant Vice President Portfolio Management and Investment HSH Nordbank AG, New York Branch
EMERALD ORCHARD LIMITED
By:	/s/ MASOOD FIKREE
	Name:	Masood Fikree
	Title:	Attorney-in-Fact
IKB CAPITAL CORPORATION
By:	/s/ DAVID SNYDER
	Name:	David Snyder
	Title:	President
INVESCO EUROPEAN CDO I S.A.
By:	INVESCO Senior Secured Management, Inc. as Collateral Manager
By:	/s/ JOSEPH ROTONDO
	Name:	Joseph Rotondo
	Title:	Authorized Signatory

AIM FLOATING RATE FUND
By:	INVESCO Senior Secured Management, Inc. as Sub-Adviser
By:	/s/ JOSEPH ROTONDO
	Name:	Joseph Rotondo
	Title:	Authorized Signatory
AVALON CAPITAL LTD.
By:	INVESCO Senior Secured Management, Inc. as Portfolio Advisor
By:	/s/ JOSEPH ROTONDO
	Name:	Joseph Rotondo
	Title:	Authorized Signatory
AVALON CAPITAL LTD. 2
By:	INVESCO Senior Secured Management, Inc. as Portfolio Advisor
By:	/s/ JOSEPH ROTONDO
	Name:	Joseph Rotondo
	Title:	Authorized Signatory
CHARTER VIEW PORTFOLIO
By:	INVESCO Senior Secured Management, Inc. as Investment Advisor
By:	/s/ JOSEPH ROTONDO
	Name:	Joseph Rotondo
	Title:	Authorized Signatory
DIVERSIFIED CREDIT PORTFOLIO LTD.
By:	INVESCO Senior Secured Management, Inc. as Investment Adviser
By:	/s/ JOSEPH ROTONDO
	Name:	Joseph Rotondo
	Title:	Authorized Signatory

INVESCO CBO 2000-1 LTD.
By:	INVESCO Senior Secured Management, Inc. as Portfolio Advisor
By:	/s/ JOSEPH ROTONDO
	Name:	Joseph Rotondo
	Title:	Authorized Signatory
SARATOGA CLO I, LIMITED
By:	INVESCO Senior Secured Management, Inc. as Asset Manager
By:	/s/ JOSEPH ROTONDO
	Name:	Joseph Rotondo
	Title:	Authorized Signatory
SEQUILS-LIBERTY, LTD.
By:	INVESCO Senior Secured Management, Inc. as Collateral Manager
By:	/s/ JOSEPH ROTONDO
	Name:	Joseph Rotondo
	Title:	Authorized Signatory
NATIONWIDE MUTUAL INSURANCE COMPANY
By:	/s/ THOMAS S. LEGGETT
	Name:	Thomas S. Leggett
	Title:	Associate Vice President, Public Bonds
NATEXIS BANQUES POPULAIRES
By:	/s/ TEFTA GHILAGA
	Name:	Tefta Ghilaga
	Title:	Vice President
By:	/s/ KRISTEN E. BRAINARD
	Name:	Kristen E. Brainard
	Title:	Assistant Vice President
AERIES FINANCE-II LTD.
By:	Patriarch Partners X, LLC, its Managing Agent
By:	/s/ LYNN TILTON
	Name:	Lynn Tilton
	Title:	Manager

AMARA-1 FINANCE LTD.
By:	Patriarch Partners XI, LLC, its Managing Agent
By:	/s/ LYNN TILTON
	Name:	Lynn Tilton
	Title:	Manager
AMARA-2 FINANCE LTD.
By:	Patriarch Partners XII, LLC, its Managing Agent
By:	/s/ LYNN TILTON
	Name:	Lynn Tilton
	Title:	Manager
OASIS COLLATERALIZED HIGH INCOME PORTFOLIOS-1, LTD.
By:	Patriarch Partners XIII, LLC, its Managing Agent
By:	/s/ LYNN TILTON
	Name:	Lynn Tilton
	Title:	Manager
PILGRIM CLO 1999-1 LTD.
By:	ING Investments, LLC as its investment manager
By:	/s/ JASON GROOM
	Name:	Jason Groom
	Title:	Vice President
SAGAMORE CLO LTD.
By:	INVESCO Senior Secured Management, Inc as Collateral Manager
By:	/s/ JOSEPH ROTONDO
	Name:	Joseph Rotondo
	Title:	Authorized Signatory
CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC.
By:	Travelers Asset Management International Company LLC
By:	/s/ MAURA CONNOR
	Name:	Maura Connor
	Title:	Vice President
TORONTO DOMINION (NEW YORK), INC.
By:	/s/ MASOOD FIKREE
	Name:	Masood Fikree
	Title:	Vice President
APEX (TRIMARAN) CDO I, LTD.
By:	Trimaran Advisors, L.L.C.
By:	/s/ DAVID M. MILLISON
	Name:	David M. Millison
	Title:	Managing Director

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SECOND AMENDMENT TO CREDIT AGREEMENT